[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.16

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

This agreement is made as of July 5, 2016 (“Effective Date”) between CMC ICOS BIOLOGICS, INC., a Washington corporation (“CMC”), and HARPOON THERAPEUTICS, INC., a Delaware corporation (“Customer”).

•	CMC provides bioprocessing services to pharmaceutical and biotechnology companies;

•	Customer wishes to contract with CMC for the provision of the Services pursuant to one or more Work Statements that may be entered into from time to time during the Term; and

•	CMC is willing to perform the Services on the terms in this agreement and the Quality Agreement.

Therefore, the parties agree as follows:

1.	DEFINITIONS. Capitalized terms used in the main body of this agreement but not otherwise defined in the main body are defined in Appendix I.

2.	PERFORMANCE OF THE SERVICES

2.1

Work Statements. The Services will be described in one or more Work Statements. As of the Effective Date, the parties are entering into Work Statement No. 1 attached as Appendix III. From time to time during the Term, the parties may enter into additional Work Statements for the performance of Services. Each Work Statement will be signed by each party and will be governed by this agreement.

2.2

Standards. CMC must use commercially reasonable efforts to perform the Services and meet the Timeline and, where required by the Work Statement, comply with applicable cGMP standards and the Specification. The parties will [***].

2.3

Totality of Services. CMC will not perform any Services other than those described in the Work Statement. Due to the nature of the Services, however, changes to the Services may be necessary to achieve the Objective. If changes to the Services are necessary, the parties will promptly meet to negotiate and agree on those changes in writing. Changes to the Services may affect the Price and Timeline.

2.4	Project Team

2.4.1

Each party will name and notify the other party of its representatives who will form the project team and who will be responsible for planning, executing and discussing issues regarding the Services and communicating with the other party (“Project Team”).

2.4.2

The Project Team will schedule meetings at regular intervals for the purpose of communicating updates on the performance of the Services and providing an initial forum for discussing and resolving any issues encountered with the Services. These meetings will be conducted by telephone or, if necessary, by face-to-face meetings. Each party is responsible for its own costs in attending these meetings.

CMC CONFIDENTIAL	1

2.4.3	Any decision by the Project Team that amends the Services will not be binding unless it is recorded in writing and signed by authorized representatives of both parties per Section 15.4.

3.	CUSTOMER MATERIALS

3.1

Transfer. Customer must deliver and successfully transfer to the CMC Facility and CMC’s personnel the Customer Materials and other information described in the Work Statement by the deadline in the Work Statement. If relevant, that information must include a full description of the Process and all Customer Know -How relevant to the Cell Line, Customer Materials, Drug Substance and Process. All information must be provided in written form and in English.

3.2

Customer Assistance. Customer must promptly and, in any event, within [***] after the request, make available to CMC suitably qualified and skilled employees to assist in the successful transfer of the Customer Know-How, Customer Materials and Process to CMC.

3.3

MSDS. At least [***] before the delivery of the Customer Materials (including, where applicable, the Cell Line) Customer must provide to CMC an [***] for the Customer Materials (“Materials and Safety Data Sheet”).

3.4

Return of Customer Materials. Within [***] after completion of the Services, Customer must notify CMC whether it wants CMC to return the Customer Materials to Customer or a third party storage facility or if it wants CMC to dispose of the Customer Materials, in each case, at Customer’s expense. If Customer fails to give the notice required by this Section 3.4 within [***] after the completion of the relevant Services, CMC may, [***] dispose of them at Customer’s expense, or return them to the Customer at Customer’s expense, in its sole discretion and without liability to Customer.

4.	TIMELINE CHANGES, SPECIFICATION AND CGMP CHANGES

4.1	Timeline Changes

4.1.1	The parties may revise the Timeline by mutual agreement; provided, that the revised Timeline is in writing and agreed by the Project Team.

4.1.2	In addition, [***], using [***]. CMC [***] the Timeline [***].

4.2	Specification and Quantities

4.2.1	CMC must use commercially reasonable efforts to manufacture Product to meet the Specification where required by the Work Statement. However, CMC is [***] if:

(a)	the Product [***]; or

(b)	the Batch is [***] under this agreement.

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	2

4.2.2

The Specification may be revised by the parties if agreed by the Project Team in writing and signed by both parties. If the parties cannot agree to a revised Specification, the previous agreed on Specification applies.

4.2.3	All quantities of Product are estimates only. [***].

4.3	Changes in cGMP. If there are any material and unforeseen changes in cGMP or manufacturing regulations issued under law that impact the Services and

4.3.1	are specific to the Product and not of general requirement for biologics contract manufacturing services; or

4.3.2	[***] resulting in [***];

(i)    then CMC must notify Customer and the parties [***] by, for example, [***]. If the parties do not reach agreement within [***] after CMC’s notice and CMC has [***], then CMC may terminate this agreement on notice.

5.	MANUFACTURING CAPACITY AND CANCELLATION FEES

5.1	Reservations and Scheduling

5.1.1

As of the Effective Date, and at the execution of each Work Statement, CMC will reserve Slots in its cGMP manufacturing suite for those cGMP Batches to be manufactured under the Services according to the then-current Timeline.

5.1.2

If the Timeline is amended and that amendment affects the scheduled Slot for any Batch, CMC will update its manufacturing schedule and reserve a new Slot for each affected Batch. CMC will reserve those Slots as near in time to the existing vacated Slots as CMC’s then-current schedule will permit, taking into account reserved slots under CMC’s existing manufacturing schedule for its whole facility.

5.2	Cancellation of cGMP Batches

5.2.1

Customer must pay CMC the cancellation fees stated below if any cGMP Batch or other Batch scheduled for manufacture in CMC’s cGMP facility (e.g., an engineering batch) is delayed, vacated or cancelled as a result of:

(a)	Customer terminating the Batch, Slot or this agreement except for termination of this agreement under Section 12.2 (“Termination for Default”) where CMC is the “Defaulting Party;”

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	3

(b)

CMC terminating the Batch, Slot or this agreement pursuant to Section 4.3 (“Changes in cGMP”), 12.2 (“Termination for Default”) where Customer is the “Defaulting Party”, 12.4 (“Termination for Scientific or Technical Delays”) or 12.5 (“Termination for Certain Unresolved Indemnity Claims”); or

(c)	a Non-Fault Delay (each, “Cancelled Batch”).

5.2.2	Customer must pay the following amounts to CMC for each Cancelled Batch (“Cancellation Fees”):

Timing of Notice of Cancellation	Cancellation Fees
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For Section 5.2.2, the date of service of notice of a Cancelled Batch is the earlier of (a) the date notice to terminate a Batch, Slot or this agreement is given by the terminating party to the other party; (b) the date that the new Timeline has been agreed by the parties; or (c) CMC has given notice that the Timeline has been updated.

CMC shall [***] had the Cancelled Batch not occurred. CMC shall [***]. Notwithstanding the foregoing, CMC shall [***] paid by Customer.

6.	PACKAGING, DELIVERY, STORAGE, EXAMINATION, DEFECTS AND SAMPLES

6.1	Packaging. CMC will package all Cell Lines, Product and perishable Deliverables to be Delivered per CMC’s applicable packaging SOPs and Regulatory Obligations.

6.2	Delivery

6.2.1	CMC will provide Customer with advance notice of the anticipated date of Delivery of Product. Notice will provided at least [***] before CMC is to Deliver that Product.

6.2.2

Except as stated in Section 6.2.4 or in the Specifications, all Product that CMC manufactures under this agreement will be released to Customer [***] at 9:00 am local time on the date specified in CMC’s notice to Customer, which date shall be a Business Day. Product will be considered “delivered” [***] (“Delivery” or “Delivered”). Customer may arrange collection at any time during normal business hours on Business Days or other times as may be agreed by the parties.

6.2.3	[***].

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	4

6.2.4	Data, results, Batch records and Drug History Records will be delivered by mail or electronic mail.

6.3

Release For Further Processing. Subject to, and if permitted by, Regulatory Obligations , Customer may request that CMC Deliver Product to Customer before CMC issues a Certificate of Analysis (“Release For Further Processing”). Any Product that is the subject of Release For Further Processing must until the applicable Certificate of Analysis is issued by CMC

6.3.1	not be administered to any living organism;

6.3.2	be handled by Customer with the utmost care as if it were an unknown substance; and

6.3.3	be accepted at Customer’s sole risk and liability.

CMC is not liable for any loss or damage caused by Product that is the subject of Release For Further Processing.

6.4	Title and Risk. Title and risk of loss in the Deliverables transfers to Customer on Delivery.

6.5	Storage and Transport. If Customer elects to have a shipping company or other agent (“Shipping Company”) collect and transport the Product on Delivery, Customer must

6.5.1	inform CMC of Customer’s designated Shipping Company before the collection of the Product;

6.5.2	coordinate with the Shipping Company for the shipment of the Product; and

6.5.3	ensure that the Product is stored and transported in accordance with the Shipping Guidelines.

CMC is not responsible for any shipping costs of the Shipping Company.

6.6

Storage. If Customer or Customer’s Shipping Company is unable to collect the Product at the time of Delivery, CMC will store the Product for a period of [***] after Delivery, at Customer ‘s request. Storage of the Product at CMC’s premises after Delivery is at Customer’s sole risk and liability except that CMC will be [***]. If the Product has not been collected by Customer or Customer’s Shipping Company within [***] after Delivery, CMC will notify Customer. If Customer or Customer’s Shipping Company fails to collect the Product within [***] after the date of that notice, CMC may, [***]. If CMC elects to continue to store the Product, then CMC [***] if Customer or Customer’s Shipping Company fails to collect the Product within [***] after notice given in accordance with Section 15.9.

6.7

Samples. CMC must store samples of all cGMP Product released by CMC’s quality department with a Certificate of Analysis for the period required by applicable Regulatory Obligations, which in the absence of a definitive time period is [***] of the applicable Product. After the expiration of the relevant time period, CMC may, [***], and CMC and Customer then [***].

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	5

6.8	Shipping Guidelines. If Customer [***], Customer must ensure that [***]. Failure to [***] (as defined below) will [***] in those Products.

6.9	Examination of Products for Defects

6.9.1

Customer must promptly examine and test the Products for (a) defect and non-conformity with any applicable cGMP standards that the Products are required to meet under this agreement, and (b) in the case of Product manufactured to Specification and released with a Certificate of Analysis, the failure of the Product to meet Specification (a “Defect”). Product that is not specified in the Work Statement to meet cGMP cannot be considered Defective Product.

6.9.2	Where any alleged Defect is identified, Customer must notify CMC in writing (“Defect Notice”) within [***] after receipt of the Product. To be effective, a Defect Notice must identify

(a)	the Product;

(b)	the date of Delivery and collection;

(c)	reasonable detail of the Defect,[***];

(d)	where applicable [***];

(e)	[***]; and

(f)	where the Customer [***].

6.9.3

In consultation with CMC, Customer must return samples of the Products that are subject to the Defect Notice in accordance with the Shipping Guidelines to CMC within [***] after the date of the Defect Notice.

6.9.4	Following receipt of the Defect Notice, CMC must promptly investigate whether the Defect is due to [***] and must report to Customer within [***] whether CMC accepts responsibility for the Defect.

6.9.5

If a Defect in any Product is not notified to CMC in accordance with the provisions and time limits stipulated in this Section 6.9, the Product will be considered accepted and free of Defects , and [***].

6.10	Consequences of Defective Product

6.10.1	If Customer demonstrates that the Defect is due to CMC’s fault and not as a result of [***], then CMC will [***]. CMC will undertake those efforts [***].

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	6

6.10.2

If there is a dispute regarding a Defect (“Disputed Product”), then [***]. This process may involve Customer sending a representative and a sample of the Disputed Product to CMC, and the parties conducting [***] on the samples. The parties must use [***] after [***] to resolve whether the Disputed Product is Defective [***].

6.10.3

If the parties cannot resolve their dispute in the manner described above as to whether a Disputed Product meets the Specification, the parties must require an independent agreed-on laboratory to test the Disputed Product. The [***]; provided, however, that [***]. The decision of the independent laboratory must be in writing. The decision will be binding on the parties as to whether the Disputed Product meets the Specification unless there has been a manifest error, in which case, the parties will revert to the dispute resolution procedure in Section 15.

6.11

Rejected Product. Customer must segregate and must not use any Product for any human clinical testing or trials or any other purpose (other than compliance testing pursuant to this Section 6) after it becomes aware of a basis for rejection or a Defect Notice. On a final determination that any Product is Defective, Customer must either (a) return all remaining Product to CMC, or (b) destroy all remaining Product, in either case, at CMC’s election and as soon as possible after request by CMC.

6.12

Examination and Correction of Non-Manufacturing Deliverables. Customer must promptly examine and test the Deliverables (other than Products) for [***] that those Deliverables are required to meet under this agreement. Where any alleged non-conformity is identified, Customer must notify CMC in writing within [***] after delivery of the Deliverable. To be effective, that notice must identify the Deliverable and provide reasonable detail of the non-conformity. From receipt of the notice, CMC must promptly investigate whether the non-conformity is due to CMC’s negligence or failure to comply with its obligations under this agreement and must report to Customer within [***] after receipt of the notice whether it accepts responsibility for the non-conformity. If Customer demonstrates that [***], then CMC will [***]; provided, that Customer has [***] per this Section 6.12.

6.13

Exclusive Remedies. The remedies and obligations under Sections 6.9 and 6.10 are Customer’s sole remedy for Defective Products. The remedies and obligations under Sections 6.12 are Customer’s sole remedy for defective or non-conforming Deliverables that are not Products.

7.	PRICE AND PAYMENT TERMS

7.1

Amounts. All amounts stated in this agreement are denominate d, and must be paid, in U.S. Dollars. The Price stated in the Work Statement is exclusive of [***]. Customer must pay these amounts in addition to the Price. Customer must also reimburse CMC for [***] by Customer.

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	7

7.2	Payment Schedule. Unless a different payment schedule is provided in the Work Statement, CMC will issue invoices for the Price of Stages as follows:

7.2.1	For all Stages other than those described in Section 7.2.2:

(a)	[***] of the Price of each Stage [***]; and

(b)	[***] of the Price of the Stage [***];

7.2.2	For all Stages where the Stage relates to the manufacture of cGMP Product or where the performance of the Stage takes place in CMC’s GMP facility:

(a)	[***] of the Price of the Stage as [***];

(b)	[***] of the Price of the Stage [***];

(c)	[***] of the Price of the Stage [***]; and

(d)	[***] of the Price of the Stage [***].

For clarity, [***] for Stages will be invoiced separately.

7.3	Incidental Costs

7.3.1	[***].

7.3.2	[***].

7.3.3	[***].

7.3.4	[***].

7.4	Payments. Unless otherwise directed by CMC, all invoices must be paid by wire transfer of immediately available funds to the following account:

[***]

Unless otherwise stated on an invoice, Customer must pay all [***] after issue by CMC.

7.5	Late Payments. If any amount is not paid in full when due under this agreement, CMC may

7.5.1	charge Customer interest at [***] on the overdue amount [***] until payment is received, and

7.5.2	[***].

7.6	Acceptance of Invoices. All invoices will be considered accepted by Customer unless Customer notifies CMC to the contrary within [***] after delivery of the applicable invoice.

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	8

8.	INTELLECTUAL PROPERTY

8.1

Pre-Existing Intellectual Property. Each party retains sole ownership of any Intellectual Property owned or controlled by that party as of the Effective Date or before the commencement of the Services (“Pre-Existing IPR”). Nothing in this agreement assigns or transfers ownership of Pre-Existing IPR.

8.2

CHEF1 Technology. Notwithstanding anything to the contrary in this agreement, CMC retains sole ownership of all right, title and interest in (a) the [***]. Nothing in this agreement grants or obligates CMC to grant any rights in the [***] to Customer or any third party, and nothing in this agreement modifies or amends the [***] Collaboration and License Agreement entered into between the parties on October 26, 2015.

8.3

Customer’s Grant of License for the Services. Customer hereby grants to CMC and its Affiliates for the Term a non-exclusive, royalty-free, sublicensable, license under the Customer Intellectual Property Rights and Customer IPR solely to the extent required for the proper performance of the Services. This license terminates automatically on the termination of this agreement.

8.4

Intellectual Property Created in the Course of the Services. Without affecting Section 8.2, all data, information and Intellectual Property first generated by CMC, its Affiliates and any Testing Laboratories, [***] will be owned by Customer (“Customer IPR”). CMC hereby assigns to Customer all right, title and interest of CMC in any Customer IPR.

8.5	CMC IPR. All Intellectual Property first generated by CMC in its performance of the Services other than Customer IPR will be owned by CMC (“CMC IPR”).

8.6

License to CMC IPR. Provided that Customer has satisfied its undisputed payment obligations under this agreement, CMC hereby grants to Customer a non-exclusive, royalty free, sublicensable, worldwide license to use CMC Intellectual Property Rights and CMC IPR [***] owned or controlled by CMC to the extent necessary to make, use, sell, offer to sell and import the Product and use the Cell Line or Process to manufacture Product; provided, however, that the license [***]. This license automatically terminates if CMC terminates the Term pursuant to Section 12.2.1, 12.2.2 or 12.4.

8.7

Right to File for Protection. Each party may file patent protection on any Intellectual Property it owns in accordance with Section 8.1, 8.2, 8.4 or 8.5, and the other party will promptly on request cooperate at the requesting party’s reasonable expense, with any requests to assist or enable the party’s protection including signing and delivering documents and other information necessary for the valid application and prosecution of any patent.

8.8

Party’s Name. Except as otherwise provided in this agreement or required by any applicable law, regulation or order of an administrative agency or court of competent jurisdiction, neither party shall use the name of the other party or of the other party’s Affiliates, directors, officers or employees in any advertising, news release or other publication except that CMC may identify Customer by name as a customer of CMC.

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	9

8.9	No Implied Licenses. Except for the licenses expressly granted in this agreement, no rights or licenses are granted by implication, estoppel or otherwise.

9.	CONFIDENTIAL INFORMATION

9.1	The Recipient Party must :

9.1.1	use the Confidential Information of the Disclosing Party only during the Term as reasonably necessary to carry out this agreement;

9.1.2

protect the Confidential Information of the Disclosing Party against unauthorized use or disclosure applying standards of care reasonably expected and no less stringent than the standards applied to protection of Recipient Party’s own confidential information of a similar nature; and

9.1.3

not disclose any Confidential Information of the Disclosing Party to any person or entity except to its Permitted Recipients but then only on a need-to-know basis to those Permitted Recipients who are bound by confidentiality restrictions as restrictive as this Section 9.

9.2	The obligations in Section 9.1 do not apply to information that:

9.2.1

at the time of its disclosure by the Disclosing Party, was available to the public and could be obtained without reference to the Confidential Information by any person with no more than reasonable diligence;

9.2.2	becomes generally available to the public other than by reason of a breach of this agreement or any breaches of confidence by the Recipient Party or its Permitted Recipients;

9.2.3	at the time of disclosure and as evidenced by the Recipient Party’s written records, was lawfully already within its possession; or

9.2.4	is independently developed by the Recipient Party without the use of or reference to the Confidential Information of the Disclosing Party.

9.3

The Recipient Party may disclose certain Confidential Information of the Disclosing Party, without violating the obligations of this agreement, to the extent that disclosure is required by and in compliance with a valid order of a court or other governmental body having jurisdiction, provided that the Recipient Party provides the Disclosing Party with reasonable prior written notice of the disclosure and makes a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order preventing or limiting the disclosure.

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	10

9.4

If the Recipient Party or any of its Permitted Recipients becomes aware of any actual or potential unauthorized use or disclosure of the Confidential Information of the Disclosing Party, the Recipient Party must inform the Disclosing Party as soon as reasonably possible after it becomes aware of that actual or potential unauthorized use or disclosure. The Recipient Party must cooperate in any action that the Disclosing Party may decide to take.

9.5

Except as otherwise provided in this agreement or otherwise required by law, neither Customer nor CMC will disclose any terms of this agreement to any third party without the prior written consent of the other party except to its Permitted Recipients but then only on a need-to-know basis to those Permitted Recipients who are bound by confidentiality restrictions as restrictive as this Section 9.

9.6

On the termination of this agreement or at the request of the Disclosing Party, the Recipient Party must promptly return to the Disclosing Party any Confidential Information of the Disclosing Party then in its possession or control except where that Confidential Information is covered under surviving license rights between the parties. However, each party may retain in its legal files a single copy of any document that contains the Disclosing Party’s Confidential Information solely for the purpose of determining the scope of the obligations under this agreement. Neither party is obligated to destroy electronic files securely archived in accordance with its customary data retention policies.

10.	LIMITED WARRANTIES

10.1	Customer Warranties. Customer warrants and represents to CMC that:

10.1.1

Customer has the right to supply to CMC the Customer Materials (including the Cell Line if provided by Customer) and the Customer Intellectual Property Rights, and CMC has and will have the right to use those items for the performance of the Services and manufacture of the Product;

10.1.2	[***];

10.1.3	[***]; and

10.1.4	[***].

10.2	CMC Warranties. CMC warrants and represents to Customer that:

10.2.1	it has the necessary permits, facilities, third party contractors and skilled personnel that [***];

10.2.2	all Deliverables will be Delivered free of financial encumbrances or liens created by CMC [***];

10.2.3	[***];

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	11

10.2.4	where Stages are to be performed according to cGMP, CMC will apply the appropriate cGMP standards to the performance of those Stages;

10.2.5	where Product is released with a Certificate of Analysis by CMC, the Product at the time of release will comply with the criteria specified in that Certificate of Analysis; and

10.2.6

CMC is not debarred and CMC has not and will not use in any capacity the Services of any person debarred under subsection 306(a) or (b) of the U.S. Generic Drug Enforcement Act of 1992, or other applicable law, nor have debarment proceedings against CMC or any of its employees or permitted subcontractors been commenced.

10.3

Disclaimer of All Other Warranties. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT FOR THOSE EXPRESS WARRANTIES IN THIS SECTION 10, NEITHER PARTY MAKES OR GIVES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED (WHETHER BY STATUTE, CUSTOM, COURSE OF DEALING OR OTHERWISE) AND EACH PARTY HEREBY DISCLAIMS ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FORA PARTICULAR PURPOSE OR USE, NON-INFRINGEMENT AND TITLE.

11.	INDEMNIFICATION

11.1

CMC’s Indemnity. Customer must indemnify and defend CMC and its Affiliates and each of their respective directors and officers and Testing Laboratories (“CMC Parties”) against any and all losses, demands, claims, liabilities, damages, costs and expenses (including court costs and reasonable attorneys’ fees and expenses) (“Claims”) that the CMC Parties incur as a result of any:

11.1.1	[***];

11.1.2	[***];

11.1.3	[***];

11.1.4	[***]; and

11.1.5	[***].

The foregoing indemnities shall not apply to the extent the Claims arose directly from CMC’s or any of its representatives or contractors (including Testing Laboratories) negligence or wilful misconduct. Customer’s indemnity under Clause 11.1 shall be [***].

11.2

Customer’s Indemnity. CMC must indemnify and defend Customer and its Affiliates and each of their respective directors and officers (“Customer Parties”) against any and all Claims that the Customer Parties incur as a result of any:

11.2.1	[***];

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	12

11.2.2	[***]; and

11.2.3	[***].

The foregoing indemnities shall not apply to the extent the Claims arose directly from the Customer or any of the Customer Parties’ negligence or wilful misconduct. CMC’s indemnity under Clause 11.2 shall be [***].

11.3	Indemnification Procedure. The party (“Indemnitee”) that claims indemnification under this Section 11 must:

11.3.1

promptly, and in any event within [***]of it receiving notice of the Claim, notify the other party (“Indemnitor”) in writing of the Claim; provided, that failure to give that notice will not relieve the Indemnitor of its indemnification and defense obligations except to the extent the failure materially prejudices the ability of the Indemnitor to defend against the Claim;

11.3.2	permit the Indemnitor to control the defense of the Claim; and

11.3.3	have the right (at the Indemnitee’s expense) to participate in the defense of the Claim.

11.4

Settlement. The Indemnitor must not settle or consent to an adverse judgment in any Claim indemnified by the Indemnitor that adversely affects the interests of the Indemnitee or imposes additional obligations on the Indemnitee, without the prior written consent of the Indemnitee.

11.5

IP Claims. Each party must promptly (and within [***] if permissible under applicable law or stock exchange rules) notify the other party of any third party allegations of infringement or misappropriate of any third party Intellectual Property rights due to [***].

12.	TERM AND TERMINATION

12.1

Term. The term of this agreement commences on the Effective Date and terminates on the later of (a) the date that all Stages under all Work Statements have been completed and (b) ten years from the Effective Date, unless sooner terminated in accordance with Section 4.3, 12.2, 12.3, 12.4, 12.5 or 15.1 or extended by mutual written agreement of the parties (“Term”).

12.2	Termination for Default. Either party (“Non-Defaulting Party”) may terminate this agreement on notice to the other party (“Defaulting Party”) if

12.2.1	the Defaulting Party fails to pay any amount payable under this agreement within [***] after the due date;

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	13

12.2.2

the Defaulting Party commits a material breach of its obligations under this agreement and fails to remedy it during a period of 40 Business Days starting on the date of receipt of notice from the Non-Defaulting Party identifying the breach and requiring it to be remedied;

12.2.3

a petition is filed against the Defaulting Party for an involuntary proceeding under any applicable bankruptcy or other similar law and that petition has not been dismissed within [***] after filing or a court having jurisdiction has appointed a receiver, liquidator, trustee or similar official of the Defaulting Party for any substantial portion of its property, or ordered the winding up or liquidation of its affairs; or

12.2.4	the Defaulting Party commences a voluntary proceeding under applicable bankruptcy or other similar law, or has made any general assignment for the benefit of creditors.

12.3	Termination for Convenience

Customer may terminate this agreement or any Stage of the Services at any time before completion of the Services or Stage by giving no less than 60 Business Days’ notice in writing to CMC detailing the Stages of the Services that are to be terminated.

12.4

Termination for Scientific or Technical Difficulties. CMC may terminate this agreement on 60 Business Days’ notice and any Stage upon 60 Business Day’s notice if CMC reasonably concludes that it cannot technically or scientifically deliver the Services contemplated by this agreement or any Stage despite applying its commercially reasonable efforts. During the 60-Business Days’ notice period, as applicable, or when CMC notifies Customer that it has become aware that a technical or scientific problem has or may arise, the parties must in good faith discuss the difficulties and scientific and technical hurdles in an attempt to resolve those problems. If the parties agree during those discussions that the Services can be delivered then the notice to terminate will be withdrawn and this agreement (or the Stage as the case may be) will continue in effect. If agreement cannot be reached this agreement or Stage, at CMC’s election, will terminate on expiration of the 60-Business Days’ notice period, as applicable.

12.5	CMC may terminate this agreement after completion of all Stages under all Work Statements [***].

12.6	Effect of Termination

12.6.1	Upon termination of this agreement for any reason, Customer shall pay to CMC:

(a)	payments due by Customer to CMC for Services performed up to and including the day of termination for [***];

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	14

(b)	payments due pursuant to Section 5.2; and

(c)	payments due at the time of termination pursuant to Section 7 and also in accordance with the payment terms in the Work Statement.

12.6.2

Upon termination of this agreement for any reason, provided that Customer has paid all amounts outstanding, CMC will, within [***] of (a) those payments having been made or (b) the date of termination of this agreement, (whichever is the later) provide the Customer with [***]

12.7

Survival. Termination will not affect the accrued rights of CMC or Customer arising under this agreement before the effective date of termination. The provisions of this agreement, which by their terms would continue beyond any termination or expiration of this agreement, including Sections 1, 3.4, 7, 8 (except for Section 8.3), 9, 11, 12.6, 12.7, 13, 14, and 15 shall survive any termination or expiration of this agreement to the degree necessary to permit their complete fulfillment or discharge.

13.	TECHNOLOGY TRANSFER

13.1

Scope. Upon termination or during the notice period for termination of this agreement other than where Customer is the “Defaulting Party,” Customer may [***] (“Technology Transfer”); provided, that CMC is not obligated to transfer any [***]. Following CMC’s receipt of that request, the parties will establish a schedule and plan for effecting the transfer and CMC will cooperate with Customer in implementing that plan. As part of the Technology Transfer CMC will make available for collection, subject to any Regulatory Obligations and rights of third parties and Section 12.6.2, [***] up to the date of termination.

13.2

Limits. The obligations of CMC under Section 13.1 will only be exercisable by Customer within a period of [***] after the date of termination and CMC is [***]. Customer must pay [***]. Customer will not, and CMC will not be obliged to, transfer [***] until the contract manufacturer to whom the Process is transferred [***].

14.	LIMITATIONS OF LIABILITY

14.1	Limitation of Liability. CMC’s aggregate liability to Customer for any loss or damage suffered by Customer as a result of [***] is limited, in the aggregate, to the [***].

14.2

Disclaimer of Certain Damages. EXCEPT AS PROVIDED IN SECTION 14.3, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, PUNITIVE, CONSEQUENTIAL (INCLUDING LOST PROFITS) OR SPECIAL DAMAGES ARISING OUT OF ITS BREACH OF THIS AGREEMENT OR ANY OTHER LIABILITY (INCLUDING NEGLIGENCE, MISREPRESENTATION OR CLAIMS UNDER THE INDEMNITIES) ARISING IN CONNECTION WITH THIS AGREEMENT, EVEN IF THOSE DAMAGES WERE FORESEEABLE AND WHETHER THOSE DAMAGES ARISE IN TORT, IN CONTRACT OR OTHERWISE.

14.3	Exclusions. The limitations in Sections 14.1 and 14.2 do not apply to (a) [***].

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	15

15.	MISCELLANEOUS

15.1

Excused Performance. CMC will not be liable to Customer nor be considered to have breached this agreement for failure or delay in performing to the extent, and for so long as, the failure or delay is caused by or results from causes beyond the reasonable control of CMC. CMC must notify Customer of any force majeure event that prevents CMC from performing the Services. If a force majeure event continues for more than [***] after CMC’s notice, and is adversely affecting the performance of this agreement, each party will have the right terminate this agreement on [***]’ notice. In that event, Customer will not have a right to reimbursement for any amounts paid under this agreement or any claim for damages as a result of the termination or non-performance of the Services.

15.2

Insurance. During the Term, CMC must maintain a comprehensive general liability insurance against claims for bodily injury or property damage arising from CMC’s activities in performing the Services, with insurance companies and in amounts as CMC customarily maintains for similar activities. Customer must during the Term and for the longer of (a) [***], maintain comprehensive general liability insurance and product liability insurance (including clinical trials coverage, if applicable) covering all liability and claims arising or that may arise from the use, supply, licensing or distribution of the Product with insurance companies and in amounts as customarily maintained.

15.3	Press Release. The parties may agree on a joint press release to announce the collaboration under this agreement. The content and timing of such release must be mutually agreed upon by the parties.

15.4

Amendment. Other than as provided for elsewhere in this agreement, any amendment of this agreement (or any document entered into pursuant to this agreement) will be valid only if it is in writing and signed by each party.

15.5

Assignment. Except as provided in this Section 15.5, neither party may without the prior written consent of the other party assign this agreement or any rights under this agreement or subcontract any or all of its obligations under this agreement. Any purported assignment in breach of this Section 15.5 is void and confers no rights on the purported assignee. Either party may on giving written notice to the other party assign its rights under this agreement to its Affiliate provided that such party must procure that the assignee must assign those rights to another Affiliate on ceasing to be an Affiliate of such party. A party may assign this Agreement without the prior written consent of the other party in connection with the sale of all or substantially all assets of such party, whether by a stock acquisition, merger, asset sale, or otherwise; provided, that the assigning party notifies the other party of that acquisition or merger within five Business Days after the earlier of the public announcement or closing of that transaction.

15.6

Subcontracting. CMC may subcontract to (a) its Affiliates, any of the Services provided that the Affiliate may not further subcontract those Services; (b) Testing Laboratories, only those parts of the Services identified in the Work Statement; and

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	16

(c) any other third party, any of the Services with the prior written consent of Customer (that consent not to be unreasonably withheld, delayed or conditioned). CMC will remain responsible for the activities of its subcontractors [***].

15.7

Waiver. In no event will any delay, failure or omission (in whole or in part) in enforcing, exercising or pursuing any right, power, privilege, claim or remedy conferred by or arising under this agreement or by law, be deemed to be or construed as a waiver of that or any other right, power, privilege, claim or remedy in respect of the circumstances in question, or operate so as to bar the enforcement of that, or any other right, power, privilege, claim or remedy, in any other instance at any time or times subsequently.

15.8

Severability. If any provision of this agreement is found by any court or administrative body of competent jurisdiction to be invalid or unenforceable, that invalidity or unenforceability will not affect the other provisions of this agreement which shall remain in full force and effect. The parties must, in the circumstances referred to in this Section 15.8, attempt to substitute for any invalid or unenforceable provision a valid or enforceable provision that achieves to the greatest extent possible the same effect as would have been achieved by the invalid or unenforceable provision.

15.9

Notices. Any notice or other communication given under this agreement (including under Section 3.4 or 6.6) must be in writing and in English and signed by or on behalf of the party giving it and must be given by hand or by delivering it or sending it by prepaid post or overnight delivery service, to the address and for the attention of the relevant party set out in this Section 15.9 (or as otherwise notified by that party under this Section 15.9). Any notice will be deemed to have been received:

15.9.1	if hand delivered or sent by prepaid overnight delivery service, at the time of delivery; or

15.9.2	if sent by post, five Business Days from the date of posting.

The addresses of the parties for the purposes of this Section 15.9 are:

CMC ICOS Biologics, Inc.

22021 20th Ave. S.E.

Bothell, Washington U.S.A. 98021

For the attention of: Legal Department

Harpoon Therapeutics, Inc.

3260 Bayshore Blvd.

Brisbane, CA 94005

For the attention of: CEO

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	17

CMC has no obligation to notify any person or entity other than as provided in Section 15.9.

15.10

Applicable Law. This agreement will be interpreted and governed, and all rights and obligations of the parties determined, in accordance with the laws of the state of New York (regardless of choice of law provisions to the contrary). The parties waive application of the provisions of the 1980 U.N. Convention on Contracts for the International Sale of Goods, as amended.

15.11

Dispute Resolution. Before resorting to litigation, unless emergency relief is required by either party when either party will be free to resort to litigation, the parties must use their reasonable efforts to negotiate in good faith and settle amicably any dispute that may arise out of or relate to this agreement (or its construction, validity or termination) (a “Dispute”). If a Dispute cannot be settled through negotiations by appropriate representatives of each of the parties, either party may give to the other a notice in writing (a “Dispute Notice”). Within seven days of the Dispute Notice being given the parties must each refer the Dispute to their respective Chief Executive Officers who shall meet in order to attempt to resolve the dispute. If within [***]of the Dispute Notice (a) the Dispute is not settled by agreement in writing between the parties or (b) the parties have failed to discuss the Dispute or use good faith negotiations, the Dispute may be submitted to and finally be settled by the state or federal courts located in the state of New York.

15.12

Relationship of the Parties. Nothing in this agreement operates to create a partnership or joint venture between the parties or authorizes either party to act as agent for the other. Neither party has authority to act in the name of or otherwise to bind the other in any way.

15.13

Entire Agreement. This agreement, and the documents referred to in it, constitutes the entire agreement and understanding of the parties and supersedes any previous agreement between the parties relating to the subject matter of this agreement. If any term of this agreement conflicts with any term of the Quality Agreement, the conflicting term of this agreement will prevail. This Agreement is written in English, and the English version of this Agreement will control.

15.14	Counterparts. This agreement may be executed in any number of counterparts.

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	18

THIS DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT has been executed by the parties on the date first written above.

CMC ICOS Biologics, Inc.	Harpoon Therapeutics, Inc.

/s/Gustavo Mahler	/s/Jeanmarie Guenot
Signature	Signature

Gustavo Mahler	Jeanmarie Guenot
Printed Name	Printed Name

CEO	CEO + President
Position	Position

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	19

APPENDIX I

Definitions

“Affiliate” means, with respect to any entity, any other entity that directly or indirectly controls, is. controlled by or is under common control with that entity. For this definition, “control” means that more than 50% of the controlled entity’s shares or ownership interests representing the right to make decisions for that entity are owned or controlled, directly or indirectly, by the controlling entity.

“Batch” means one fermentation run using the Cell Line at a specified fermenter scale and those purification, analytical and further processing steps applicable to the Drug Substance harvested from that run as described in the Work Statement.

“Business Day” means any day that is not a Saturday, Sunday or U.S. public holiday.

“Cell Line” means the cell line described in the Work Statement provided by Customer or to be developed by CMC using Customer Materials as part of the Services, and any modified strains of that cell line constructed in accordance with the Services and any progeny clone of those cell lines.

“Certificate of Analysis” means CMC’s standard form certificate of analysis confirming that Product to which the certificate relates meets the Specification and any other criteria identified on the certificate.

“cGMP” means Current Good Manufacturing Practices as promulgated under each of the following as in effect on the Effective Date and as amended or revised after the Effective Date: (a) the U.S. Food, Drug & Cosmetics Act (21 U.S.C. § 301 et seq.) and related U.S. regulations, including 21 Code of Federal Regulations (Chapters 210 and 211) and other FDA regulations, policies, or guidelines in effect at a particular time for the manufacture, testing and quality control of investigational drugs; and (b) the ICH guide Q7a “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients” as applied to investigational drugs (Section 19).

“cGMP Batch” means a Batch that is stipulated in the Work Statement to be manufactured according to cGMP.

“cGMP Product” means Product manufactured under a cGMP Batch.

[***]

“CMC Facility” means CMC’s then current facility at [***] or any of CMC’s or its Affiliates’ facilities in [***] or as specified in writing in a Work Statement.

“CMC Intellectual Property Rights” means Intellectual Property rights and CMC Know-How [***] owned by CMC and used in the Services.

“CMC Know-How” means all information, techniques and technical information known to CMC or developed during the Services (excluding [***]) that are not of general public knowledge.

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CMC CONFIDENTIAL	20

“Commencement Date” means, with respect to a cGMP Batch , the date on which an ampoule of cells is thawed for the fermentation or cell culture for manufacture of Drug Substance.

“Confidential Information” means information of a confidential nature and in any form (oral, written or otherwise) the use of which is governed according to the provisions of Section 9.

“Customer Intellectual Property Rights” means Intellectual Property rights and Customer Know -How owned by Customer or licensed to Customer by a third party covering any aspect of the Services or materials, techniques or processes used in the Services.

“Customer Know-How” means all information, techniques and technical information known to Customer in connection with [***] which is not known to CMC or of general public knowledge.

“Customer Materials” means the [***] materials supplied by Customer, its Affiliate or agent to CMC or made available to CMC by Customer including, without limitation, those described in the Work Statement.

“Deliverables” means the data, results and materials generated from the performance of the Services including Drug History Record and Product.

“Drug History Record” means all lot disposition documentation relevant to a cGMP Batch to be provided to Customer with the Product from that cGMP Batch as described in the Work Statement, including a Certificate of Analysis.

“Drug Substance” means the biological or chemical entities described or classified in the Work Statement expressed by the Cell Line and harvested in bulk from a fermentation run pursuant to the applicable Process.

“Intellectual Property” means all intellectual property rights, including patents, supplementary protection certificates, utility models, trademarks, database rights, rights in designs, copyrights (whether or not any of these are registered or capable of being registered) and including all applications and the right to apply for registered protection of the foregoing and all inventions, trade secrets, know-how, techniques and confidential information, and all rights and forms of protection of a similar nature or having equivalent or similar effect to any of these which may subsist anywhere in the world, in each case for their full term and together with any renewals or extensions.

“Non-Fault Delay’’ means a delay in the Services caused by [***].

“Objective” means the desired outcome of the Services as described in the Work Statement.

“Permitted Recipients” means the directors, officers, employees, Testing Laboratories or professional advisers, actual and potential acquirers and collaborators, who are required, on a need-to-know basis, in the course of their duties to receive and consider the Confidential Information for the purpose of enabling the relevant party to perform its obligations under this agreement; provided, that those persons are under obligations of confidence no less onerous than those set out in Section 9 imposed on the Recipient Party.

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

21

“Price” means the price for the Services (or any part or Stage of the Services as context requires) as defined in the Work Statement and itemized on a Stage by Stage basis.

“Process” means the method for manufacture , harvesting and purification of the Product.

“Product” means the Drug Substance derived from a Batch.

“Quality Agreement” means the agreement between the parties defining the quality responsibilities, including cGMP standards , regarding the performance of the Services.

“Regulatory Obligations” means those mandatory regulatory requirements applicable in Europe and the U.S. to the manufacture of cGMP Product for human use.

“Services” means any or all parts of the development and manufacturing services to be conducted by CMC as fully described in the relevant Work Statement

“Shipping Guidelines” means the storage and transport guidelines for the Product that are determined by mutual written agreement of the parties.

“Slot” means, with respect to CMC’s cGMP manufacturing suite, the period of time the suite is reserved in preparation for and the performance of a Batch.

“Specification” means the specification of the Product either as defined in the Work Statement or as otherwise agreed between the parties or modified in accordance with Section 4.2.2.

“Stage” means a particular activity or series of conjoined activities that constitute a main step in the Services and that is more specifically identified in the Work Statement by the breakdown of the Services into numbered stages.

“Standard Operating Procedures” or “SOPs” means the standard operating procedures of CMC in place from time to time that define CMC’s methods of performing activities applicable to the Services.

“Testing Laboratories” means any third party instructed by CMC to carry out tests on the Cell Line, Customer Materials, Drug Substance or Product pursuant to the performance of the Services.

“Timeline” means the non-binding estimated timeline for the performance of the Services as set out in the Work Statement.

“Work Statement” means the work statement attached as Appendix II and any other work statements that may be agreed on by the parties during the Term, as may be revised by the written agreement of the parties from time to time. To be valid, a Work Statement must be signed by both parties.

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

22

APPENDIX II

Incidental Fees

[***]

                                     :

[  ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

23